Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2023
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.  A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

Somerset Capital Management LLP (Somerset) no longer serves as a sub-adviser for the fund. The following section is updated to reflect the current listing of sub-advisers, and all other references to Somerset are no longer applicable:
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Acadian Asset Management LLC, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Schroder Investment Management North America Inc., and T. Rowe Price Associates, Inc. have been retained to serve as  sub-advisers for the fund.
FIL Investment Advisors (UK) (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), Schroder Investment Management North America Limited (SIMNA Ltd.), and T. Rowe Price Singapore Private Ltd. (T. Rowe Singapore) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SAE-SUSTK-0324-103 1.9879803.103	March 27, 2024